Exhibit 99.1
                                  ------------



                        AVALON DIGITAL MARKETING SYSTEMS

                                  Balance Sheet

                               As of July 31, 2004



                ASSETS

Current Assets:
  Cash (from Form 2-B, line 5)                    $     61,878
  Accounts Receivable (from Form 2-E)                   20,244
  Receivable from Officers, Employees, Affiliates            -
  Inventory                                                  -
  Other Current Assets:
    Contract, AR                                             -
    Retainage                                           40,078
    Prepaid and Other                                    4,896
                                                  ------------
        Total Current Assets                                       $    127,096
                                                                   ------------

Fixed Assets:
  Land                                                       -
  Building                                                   -
  Equipment, Furniture and Fixtures                  1,218,937
                                                  ------------

        Total Fixed Assets                           1,218,937
                                                  ------------
  Less:  Accumulated Depreciation                     (954,383)

        Net Fixed Assets                                                264,554
                                                                   ------------

Other Long Term Assets:
  License                                                8,000
                                                  ------------
        TOTAL ASSETS                                                    399,650
                                                                   ------------

                LIABILITIES

Post Petition Liabilities:
  Accounts Payable (from Form 2-E)                     302,338
  Notes Payable                                              -
  Rents and Leases Payable                               6,700
  Taxes Payable (from Form 2-E)                         20,013
  Accrued interest                                       3,185
  Other:
    Accrued Expense                                    325,082
                                                  ------------

        Total Post Petition Liabilities                            $    657,318
                                                                   ------------

Pre-Petition Liabilities:
  Priority Claims                                      160,989
  Secured Debt                                         203,407
  Unsecured Debt                                     9,032,723
                                                  ------------
        Total Pre-Petition Liabilities                                9,397,119
                                                                   ------------

        TOTAL LIABILITIES                                          $ 10,054,437
                                                                   ------------

                OWNERS' EQUITY

Capital Stock or Owner's Investment               $      8,714
Paid-In Capital                                     28,051,203
Retained Earnings:
  Pre Petition                                     (36,880,111)
  Post Petition                                       (834,593)
                                                  ------------

        TOTAL OWNERS' EQUITY                                       $ (9,654,787)
                                                                   ------------

        TOTAL LIABILITIES AND OWNERS' EQUITY                       $    399,650
                                                                   ------------



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                        AVALON DIGITAL MARKETING SYSTEMS

                            Profit and Loss Statement

                       For Period July 1 to July 31, 2004


Gross Operating Revenue                           $    154,028
Less:  Discounts, Returns and Allowances                     -
                                                  ------------

        Net Operating Revenue                                      $    154,028

Cost of Goods Sold                                                        6,469
                                                                   ------------

        Gross Profit                                                    147,559
                                                                   ------------

Operating Expenses
  Salaries and Wages                                    83,085
  Rents and Leases                                       6,843
  Payroll Taxes (Employer)                               5,789
  Other:
    Health Insurance                                     8,658
    Fees/Licenses                                            -
    G & A                                               24,777
                                                  ------------

        Total Operating Expenses                                        129,152

        Operating Income (Loss)                                          18,407
                                                                   ------------

Legal and Professional Fees                                                   -
Depreciation, Depletion and Amortization                                 27,080
Interest Expense                                                            100
                                                                   ------------

        Net Operating Income (Loss)                                      (8,773)
                                                                   ------------

Non-Operating Income and Expenses
  Other Non-Operating (Expenses)                        (2,080)
  Gains (Losses) on Sale of Assets                           -
  Interest Income                                            -
  Other Non-Operating Income                                 -
                                                  ------------

        Net Non-Operating Income or (Expenses)                           (2,080)
                                                                   ------------


        Net Income (Loss) Before Income Taxes                           (10,853)
                                                                   ------------

Federal and State Income Tax Expense (Benefit)                                -
                                                                   ------------

        NET INCOME (LOSS)                                          $    (10,853)
                                                                   ------------



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